
                                                             PNC MORTGAGE SECURITIES CORP.
                                                                   MASTER SERVICING
PROCESSING MONTH:  04/1996                                MORTGAGE PASS-THROUGH CERTIFICATES
                                                             05/1996 DISTRIBUTION REPORT
SERIES 1994-1 (1364)                                                                          WEIGHTED AVERAGE PC RATE:       6.8275
- ------------------------------------------------------------------------------------------------------------------------------------
ISSUE DATE:   01/28/1994
CERTIFICATE BALANCE AT ISSUE:       $230,592,119.02

                                                                           CERTIFICATE
                                                         TOTAL             ACCOUNT                CERTIFICATE
                                                         NUMBER OF         ACTIVITY               BALANCE
                                                         MORTGAGES         (@ PC RATE)            OUTSTANDING
                                                         ------------      ----------------       ----------------
BALANCES FROM LAST FISCAL MONTH-END:                        767                                    $206,057,568.35
PRINCIPAL POOL COLLECTION(S):
 Scheduled Principal Collected Due Current Month                               $209,764.17
 Unscheduled Principal Collection/Reversals                                     $52,104.72
 Liquidations-in-full                                         7              $1,630,132.49
 Principal Balance Sales Adjustments                                                 $0.00
 Net Principal Distributed                                                   $1,892,001.38          ($1,892,001.38)

CAPITAL LOSS (PRINCIPAL WRITTEN OFF)                                                                         $0.00

BALANCE CURRENT FISCAL MONTH-END:                           760                                    $204,165,566.97

SCHEDULED INTEREST AT MORTGAGE RATE:                                         $1,229,115.28

UNSCHEDULED INTEREST AT MORTGAGE RATE:
 Unscheduled Interest Collections/Reversals                                          $0.00
 Interest Sales Adjustments                                                          $0.00
 Interest Accrual Adjustment                                                         $0.00
 Interest Uncollected on Liquidation                                                 $0.00
 Interest Uncollected on Non-Earning Assets                                          $0.00
 Net Unscheduled Interest Distributed                                                $0.00

OTHER:
 Loan Conversion Fees                                                                $0.00
 Expense Reimbursements                                                              $0.00
 Gain on Liquidations                                                                $0.00
 Hazard Insurance Premium Refunds                                                    $0.00
 Net Other Distributions                                                             $0.00

SCHEDULED SERVICING FEE EXPENSES:                                               $56,632.89

UNSCHEDULED SERVICING FEES:
 Unscheduled Service Fee Collections/Reversals                                       $0.00
 Servicing Fees Sales Adjustments                                                    $0.00
 Servicing Fees Accrual Adjustments                                                  $0.00
 Servicing Fees Uncollected on Liquidation                                           $0.00
 Servicing Fees Uncollected/Non-Earning Assets                                       $0.00
 Net Unscheduled Service Fees Distributed                                            $0.00

MISCELLANEOUS EXPENSES:                                                              $0.00

NET FUNDS DISTRIBUTED:                                                       $3,064,483.77



                                                             PNC MORTGAGE SECURITIES CORP.
                                                                   MASTER SERVICING
PROCESSING MONTH:  04/1996                                MORTGAGE PASS-THROUGH CERTIFICATES
                                                             05/1996 DISTRIBUTION REPORT
SERIES 1994-1 (1364)                                                                          WEIGHTED AVERAGE PC RATE:       6.8275
- ------------------------------------------------------------------------------------------------------------------------------------

     BEGINNING                                                                                             ENDING
 PRINCIPAL BALANCE                                                                                   PRINCIPAL BALANCE
- --------------------                                                                                --------------------
   $206,057,568.35                                                                                     $204,165,566.97


     PRINCIPAL                      SCHEDULED                     INTEREST        NET INTEREST              TOTAL
   DISTRIBUTION                    INTEREST DUE                  ADJUSTMENT       DISTRIBUTION          DISTRIBUTION
- --------------------              --------------                ------------     --------------     --------------------
      $1,892,001.38               $1,172,482.39                       $0.00      $1,172,482.39           $3,064,483.77



                                                             PNC MORTGAGE SECURITIES CORP.
                                                                   MASTER SERVICING
PROCESSING MONTH:  04/1996                                MORTGAGE PASS-THROUGH CERTIFICATES
                                                             05/1996 DISTRIBUTION REPORT
SERIES 1994-1 (1364)                                                                          WEIGHTED AVERAGE PC RATE:       6.8275
- ------------------------------------------------------------------------------------------------------------------------------------
                                                   MEMO ITEMS
                                                   ----------

MEMO IMCOME/EXPENSES TO SERVICERS:                  ISSUER P & I ADVANCES:
- -----------------------------------                 ---------------------------------------
Late Charges                  $0.00                 Beginning Advance Balance      ($0.00)
Prepayment Fees               $0.00                 New Advances                   ($0.00)
Miscellaneous Fees            $0.00                 Advances Recovered             ($0.00)
                                                    Ending Advance Balances        ($0.00)


INSURANCE RESERVES*
- -------------------

     INSURANCE TYPE                ORIGINAL BALANCE    CLAIMS IN PROGRESS  CLAIMS PAID    ADJUSTMENTS    COVERAGE REMAINING
     -------------------          -----------------    ------------------  -----------  -------------    ------------------
     MPI                                      $0.00             $0.00         $0.00             $0.00               $0.00

     SPECIAL HAZARD                   $2,305,921.00             $0.00         $0.00       $211,964.82       $2,093,956.18

     BANKRUPTCY BOND
     SINGLE-UNITS                        $50,000.00             $0.00         $0.00             $0.00          $50,000.00
     MULTI-UNITS                              $0.00             $0.00         $0.00             $0.00               $0.00

     MORTGAGE REPURCHASE              $4,611,842.00             $0.00         $0.00     $2,517,885.82       $2,093,956.18


DELINQUENT INSTALLMENTS
- -----------------------

            ONE                   TWO                 THREE             IN FORECLOSURE          ACQUIRED
    --------------------  --------------------  -------------------  --------------------  -------------------
    COUNT   PRIN BALANCE  COUNT   PRIN BALANCE  COUNT  PRIN BALANCE  COUNT   PRIN BALANCE  COUNT  PRIN BALANCE
    -----   ------------  -----   ------------  -----  ------------  -----   ------------  -----  ------------
        8  $2,429,415.80      1    $206,164.93      0         $0.00      1    $156,432.82      0         $0.00


*  The Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, and Class B-6 Certificates (collectively, the "Subordinate
Certificates") provide credit support and special hazard, bankruptcy and fraud coverage, to the Class T-1, Class T-2,
Class T-3, Class T-4, Class T-5, Class T-6, Class T-7, Class T-8, Class T-9, Class T-10, Class W, Class F-1, Class F-2, Class F-3,
Class S-1, Class S-2, and Class S-3 (collectively, the Senior Certificates), to the extent described in the prospectus supplement (the "Prospectus Supplement"), pursuant to which the Class B-1, Class B-2, Class B-3 and Senior Certificates were offered. The Class Principal Balances of the Subordinated Certificates immediately after the principal and interest distribution on May 26, 1996, are as follows:

                     CLASS                        CLASS PRINCIPAL BALANCE
                     B-1                                $5,048,457.71
                     B-2                                $3,926,238.13
                     B-3                                $2,804,455.39
                     B-4                                $1,121,781.78
                     B-5                                  $224,356.38
                     B-6                                  $897,425.61
                                                   ----------------------
AGGREGATE CLASS B PRIN BALANCE:                        $14,022,715.00

The amount of special hazard, bankruptcy and fraud coverage to be allocated ezclusively to the Subordinated Certificates, as described in the Prospectus Supplement is $2,093,956.18, $50,000.00, and $2,093,956.18 respectively: after the specified amounts are reached, such losses will be allocated among all outstanding classes of Subordinated Certificates and Senior
Certificates pro rata, as described in the Prospectus Supplement.


SERIES 1994-1               DELINQUENT * MORTGAGE LOANS (AS OF APRIL 30, 1996):


                        I               II                III              IV                V              VI              VII
                  TOTAL LOANS         TOTAL                         LOANS DELINQUENT
                       IN             DELINQ.        -------------------------------------------------    LOANS IN         LOANS
                 MORTGAGE POOL         LOANS            1 MONTH          2 MONTH           3 MONTH       FORECLOSURE      ACQUIRED

- ------------------------------------------------------------------------------------------------------------------------------------
DOLLAR AMOUNT   $204,165,566.97**  $2,792,013.55***  $2,429,415.80***  $206,164.93***         $0.00***  $156,432.82***      $0.00***

NUMBER                      760               10                 8               1                0               1             0

% OF POOL
(DOLLARS)               100.00%            1.37%             1.19%           0.10%            0.00%           0.08%         0.00%

% OF POOL
(NO. OF LOANS)          100.00%            1.32%             1.05%           0.13%            0.00%           0.13%         0.00%


* A Mortgage Loan is considered delinquent in a given month when a payment due on the first day of the prior month has not been made on or before the first day of such prior month.

** Reflects the outstanding principal balance of the Mortgage Pool after the application of all May 1, 1996 scheduled payments and April 1, 1996 unscheduled payments on the mortgage loans.

*** Reflects outstanding principal balance of delinquent mortgage loans as of April 30, 1996.

Trading Factor, calculated as of May 25, 1996: .88539699. By multiplying this factor by the original balance of the Mortgage Pool as of the Cut-Off Date, current outstanding balance of the Mortgage Pool (after application of scheduled payments up to and including May 1, and unscheduled prepayments in months prior to April, can be calculated.